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                                                                   EXHIBIT 10.22

                     EIGHTH AMENDMENT TO CREDIT AGREEMENT

         This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") executed effective as of the 27/th/ day of March, 2002 (the "Eighth Amendment Effective Date"), is by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and collectively, the "Lenders"); and UNION BANK OF CALIFORNIA, N.A., a national banking association as agent for the Lenders (in such capacity, together with any successors in such capacity, the "Administrative Agent").

                                 R E C I T A L S
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         A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 27, 2001 as amended and supplemented by that certain (i) First Amendment to Credit Agreement dated as of June 29, 2001, (ii) Second Amendment to Credit Agreement dated as of June 29, 2001, (iii) Third Amendment to Credit Agreement dated as of June 30, 2001, (iv) Fourth Amendment to Credit Agreement dated as of October 1, 2001, (v) Fifth Amendment to Credit Agreement dated as of November 5, 2001, (vi) Sixth Amendment to Credit Agreement dated as of January 31, 2002, and (vii) Seventh Amendment dated as of February 28, 2002 (as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower.

         B. Subject to the terms and conditions of this Amendment, the Borrower, the Administrative Agent and the Lenders wish to amend the Credit Agreement as set forth herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Definitions. As used in this Amendment, each of the terms
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defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.

         Section 2. Amendments. The Borrower, the Administrative Agent and the
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Lenders agree that the Credit Agreement is hereby amended, effective as of the
Eighth Amendment Effective Date, in the following particulars:

               (a) The following term, which is defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

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         "Agreement" shall mean this Credit Agreement, as amended and
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         supplemented by the First Amendment, the Second Amendment, the Third
         Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, Eighth Amendment, and as the same may from time to time be further amended or supplemented.

            (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which read in its entirety as follows:

         "Eighth Amendment" shall mean that certain Eighth Amendment to Credit
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         Agreement dated as of March 27, 2002, by and among the Borrower, the
         Administrative Agent and the Lenders.

            (c) Section 10.01(o) of the Credit Agreement is hereby amended by replacing the reference to "March 31, 2002" stated therein with "May 15, 2002".

         Section 3. Consents and Agreements Regarding Working Capital. The
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Borrower, the Administrative Agent and the Lenders hereby agree that the requirements of Section 9.13 shall not apply to the calendar months ending December 31, 2001, January 31, 2002, February 28, 2002, March 31, 2002, April 30, 2002 and May 31, 2002 and that such Section 9.13 shall first be tested as of the calendar month ending June 30, 2002 and shall continue for each calendar month thereafter in accordance with such Section. Additionally, the Borrower, the Administrative Agent and the Lenders agree that it shall constitute an Event of Default under the Credit Agreement if the Borrower's Working Capital Deficit shall exceed either (a) as of December 31, 2001, $10,000,000 or (b) as each of March 31, 2002, April 30, 2002, and May 31, 2002, $5,000,000. For purposes of the preceding sentence, "Working Capital Deficit" means the Borrower's consolidated current liabilities (excluding current maturities under the Notes) as of the relevant date minus its consolidated current assets (including any unused amounts under the Borrowing Base) as of such date.

         Section 4. Amendment Fee. In consideration of the Administrative Agent
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and the Lenders executing this Amendment, the Borrower hereby agrees to pay to the Administrative Agent for the account of the Lenders an amendment fee ("Amendment Fee") in an aggregate amount equal to $250,000. The entire Amendment Fee is deemed earned upon the execution and delivery by the Administrative Agent and the Lenders of this Amendment and shall be non-refundable. The Amendment Fee shall be paid in installments with $50,000 being due and payable concurrent with the execution of this Agreement and the $100,000 being due and payable on April 29, 2002 and the remaining $100,000 being due and payable on May 31, 2002. This Amendment shall not be effective unless the initial $50,000 is paid as per
Section 6(c)(i) below. Additionally, failure to pay either the $100,000 on or before April 29, 2002 or the $100,000 installment on or before May 31, 2002 shall constitute an Event of Default under the Credit Agreement.

         Section 5. Representations and Warranties. The Borrower represents and
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warrants to the Administrative Agent and the Lenders that: (a) after giving effect to this Amendment, except for such which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all

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material respects as of the Eighth Amendment Effective Date as if made on and as of such date; (b) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate proceedings; (c) this Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (d) no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by the Borrower of this Amendment or the consummation of the transactions contemplated thereby.

          Section 6. Conditions to Effectiveness: This Amendment shall become
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effective and enforceable against the parties hereto and the Credit Agreement shall be amended as provided herein upon the occurrence of the following conditions precedent on or before the Eighth Amendment Effective Date: (a) the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent and each Lender; (b) no Default or Event of Default shall have occurred and be continuing as of the Eighth Amendment Effective Date and no event shall have occurred or circumstance shall have arisen since September 30, 2001, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect; (c) the Borrower shall have paid (i) to the Lenders $50,000 of the Amendment Fee described above, and (ii) all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Eighth Amendment Effective Date, and (d) the Administrative Agent or any Lender or counsel to the Administrative Agent shall have received such other instruments or documents as any of them may reasonably request.

          Section 7. Effect on Loan Documents. Each of the Borrower, the
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Administrative Agent and the Lenders does hereby adopt, ratify, and confirm the
Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lender's rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated. From and after the Eighth Amendment Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

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          Section 8.  Counterparts; Assigns. This Amendment (a) may be signed in
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any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument; (b) may be executed by facsimile signature and all such signatures shall be effective as originals; and (c) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

          Section 9.  Invalidity. In the event that any one or more of the
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provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

          Section 10. Titles of Articles, Sections and Subsections. All titles
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or headings to Articles, Sections, subsections or other divisions of this
Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

          Section 11. Governing Law. This Amendment shall be deemed to be a
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contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Eighth Amendment Effective Date.

BORROWER:                                ATP OIL & GAS CORPORATION



                                         By: /s/ T. Paul Bulmahn
                                             -----------------------------
                                             T. Paul Bulmahn
                                             President

LENDER AND ADMINISTRATIVE                UNION BANK OF CALIFORNIA, N.A.
AGENT                                    as Lender and as Administrative Agent



                                         By: /s/ Ali Ahmed
                                             -----------------------------
                                         Name:    Ali Ahmed
                                              ----------------------------
                                         Title:   Vice President
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                                         By:     Dustin Gaspari
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                                         Name:   Dustin Gaspari
                                              ----------------------------
                                         Title:  Vice President
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